EXHIBIT 31.2

                        CERTIFICATION PURSUANT TO SECTION
                          302 OF THE SARBANES OXLEY ACT

I, XiaoLin Liu, certify that:

(1) I have reviewed this annual report on Form 10-QSB of Greater China Media and Entertainment Corp.;

(2) Based on my knowledge,  this report does not contain any untrue statement of a  material  fact  or omit  to  state a  material  fact  necessary  to make  the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

(3)  Based on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

(4)  The  small  business  issuer's  other  certifying   officer(s)  and  I  are responsible for establishing and maintaining  disclosure controls and procedures
(as defined in  Exchange  Act Rules  13a-15(e)  and  15d-15(e)) for the small business issuer and have:

        (a)    Designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the small business issuer,  including its consolidated  subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

        (b)    *;

        (c)    Evaluated  the  effectiveness  of  the  small  business  issuer's disclosure  controls and  procedures and presented in this report our  conclusions   about  the  effectiveness  of  the  disclosure controls and  procedures,  as of the end of the period covered by this report based on such evaluation; and

        (d)    Disclosed  in  this  report  any  change  in the  small  business issuer's internal control over financial  reporting that occurred during the small  business  issuer's most recent  fiscal  quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected,  or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

(5)  The  small  business  issuer's  other  certifying  officer(s)  and  I  have disclosed,  based  on our  most  recent  evaluation  of  internal  control  over financial  reporting,  to the small  business  issuer's  auditors  and the audit committee  of the  small  business  issuer's  board  of  directors  (or  persons performing the equivalent functions):

        (a)    All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial  reporting  which  are  reasonably  likely  to  adversely  affect  the  small business  issuer's  ability to  record,  process,  summarize  and report financial information; and

        (b)    Any fraud,  whether or not material,  that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Greater China Media and Entertainment Corp.

Date: May 20, 2008	By:	/s/ XiaoLin Liu
Name: XiaoLin Liu
Title: Chief Financial Officer

* Indicates material omitted in accordance with SEC Release Nos. 33-8238 and 34-47986.